Greektown Superholdings, Inc. 8-K

FOR IMMEDIATE RELEASE
March 6, 2012

Greektown Receives Two Shareholder Letters Containing Nominations to its Board of Directors

DETROIT - Greektown Superholdings, Inc. ("Greektown" or “Company”) today announced that, on March 2, 2012, the deadline under its bylaws for advance notice by shareholders of nominees to its board of directors, it had received two letters from shareholders proposing board nominees:  One of the letters was received from Brigade Leveraged Capital Structures Fund Ltd. ("Brigade"), advising that Brigade is nominating two individuals for election to Greektown's board of directors, James A. Barrett, Jr. and Neal P. Goldman; the other letter was received from George Boyer, the company's executive chairman and chairman of the board advising that Mr. Boyer is nominating four individuals to the board of directors, himself, Soohyung Kim, Charles Moore and Michael Puggi (Greektown's chief executive officer).

The Annual Shareholders Meeting is scheduled to be held on May 8, 2012. Greektown's board has not yet made any determinations with respect to these nominees or any other possible nominees (including existing directors not named in either letter).

This press release does not constitute a solicitation of any vote or proxy.  Greektown will file a proxy statement with the Securities and Exchange Commission (SEC) in connection with its annual meeting of shareholders, and deliver the definitive proxy statement to its shareholders.  Greektown shareholders are urged to read the proxy statement when it becomes available, as well as other documents filed with the SEC, because they will contain important information about the vote for its board of directors, including detailed biographical information concerning each nominee.  The proxy statement and other documents Greektown files with the SEC will be available free of charge at the SEC's web site (www.sec.gov) or from Greektown's website (www.greektowncasino.com) under the tab "Investor Info" and then under the heading "Financial Reporting".

About Greektown Superholdings, Inc.
Greektown Superholdings, Inc. operates, through its subsidiaries, the Greektown Casino-Hotel. Located in the heart of Detroit’s Greektown Dining and Entertainment District, Greektown Casino-Hotel opened on November 10, 2000. Greektown Casino-Hotel offers such amenities as the International Buffet, Eclipz lounge, Asteria lounge, Shotz Sports Bar & Grill, Bistro 555 and a VIP lounge for players. Greektown Casino-Hotel opened its 400-room hotel tower in February 2009 and recently became the first Michigan casino to debut a smartphone application. For more information, visit greektowncasinohotel.com.

Safe Harbor Statement
Certain statements in this press release are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and may include, but are not limited to, statements about capitalization and performance of Greektown. All forward-looking statements involve risks and uncertainties. All statements contained herein that are not clearly historical in nature are forward-looking, and words such as “anticipate,” “expect,” “will,” “continue,” or other similar words or phrases are generally intended to identify forward-looking statements. Any forward-looking statement contained herein, in other press releases, written statements or documents filed with the Securities and Exchange Commission are subject to known and unknown risks, uncertainties and contingencies. Many of these risks, uncertainties and contingencies are beyond Greektown’s control, and may cause actual results, performance or achievements to differ materially from anticipated results, performance or achievements. Any forward-looking statements in this release speak only as of the date of this release, and Greektown undertakes no obligation to update any forward-looking statement to reflect events or circumstances after that date or to reflect the occurrence of unanticipated events.

Media Contact:
Greektown Superholdings, Inc.
Lloryn Love
Communications Manager
313-223-2999, ext. 5455
llove@greektowncasino.com

Investor Contact:
Greektown Superholdings, Inc.
Glen Tomaszewski
Senior Vice President and Chief Financial Officer
313-223-2999, ext. 5458
gtomaszewski@greektowncasino.com